                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )
     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                        ValueVision International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                        VALUEVISION INTERNATIONAL, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                        VALUEVISION INTERNATIONAL, INC.

                              6740 SHADY OAK ROAD
                       MINNEAPOLIS, MINNESOTA 55344-3433

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF VALUEVISION INTERNATIONAL, INC.:

     Please take notice that the 1998 Annual Meeting of Shareholders of ValueVision International, Inc. (the "Company") will be held, pursuant to due call by the Board of Directors of the Company, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, on Tuesday, June 2, 1998 at 9:00 a.m., or at any adjournment or adjournments thereof. The Company did not hold a 1997 Annual Meeting of Shareholders, and the attached Proxy Statement contains disclosures for both years. The 1998 Annual Meeting of Shareholders is being held for the purpose of considering and taking appropriate action with respect to the following:

          1. To consider and act upon a proposal to elect five nominees as directors of the Company.

          2. To consider and act upon a proposal to approve the ValueVision International, Inc. 1997 Director Stock Option Plan.

          3. To consider and act upon a proposal to approve Amendment No. 1 to the ValueVision International, Inc. 1994 Executive Stock Option and Compensation Plan to increase the number of shares issuable under such plan from 2,000,000 to 2,400,000.

          4. To transact any other business as may properly come before the meeting or any adjournments thereof.

     Pursuant to due action of the Board of Directors, shareholders of record on April 24, 1998, will be entitled to vote at the meeting or any adjournments thereof.

     A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                          VALUEVISION INTERNATIONAL, INC.

                                          ROBERT L. JOHANDER
                                          Robert L. Johander
                                          Chairman of the Board and
                                          Chief Executive Officer

May 1, 1998

                                PROXY STATEMENT

                                       OF

                        VALUEVISION INTERNATIONAL, INC.

                              6740 SHADY OAK ROAD
                       MINNEAPOLIS, MINNESOTA 55344-3433

                 1998 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  JUNE 2, 1998

                                    PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting to be held on Tuesday, June 2, 1998. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders was May 5, 1998.

                              RECENT DEVELOPMENTS

     National Media Merger. On January 5, 1998, the Company entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement"), by and among the Company, National Media Corporation ("National Media") and Quantum Direct Corporation, formerly known as V-L Holdings Corp. ("Quantum Direct"), a newly-formed Delaware corporation. If the mergers (the "Mergers") contemplated by the Merger Agreement were to be consummated, the Company and National Media would have become wholly-owned subsidiaries of Quantum Direct, with each outstanding share of the Company's common stock, $.01 par value (the "Common Stock"), being converted into 1.19 shares of common stock of Quantum Direct and each outstanding share of common stock of National Media being converted into one share of common stock of Quantum Direct. Consummation of the Mergers is subject to the satisfaction of a number of conditions, including, but not limited to, holders of no more than 5% of the issued and outstanding shares of the Common Stock of the Company making the demands and giving the notices required under Minnesota law to assert dissenters' appraisal rights.

     On April 8, 1998, it was announced that the Company received preliminary notification from holders of more than 5% of the Common Stock that they intended to exercise their dissenter's rights with respect to the proposed Mergers. The Company also reported that it had advised National Media that it does not intend to waive the Merger Agreement condition to closing requiring that holders of not more than 5% of the shares of the Common Stock have demanded their dissenter's rights. The Company and National Media had special meetings of their shareholders scheduled on April 14, 1998 to vote on the proposed Mergers. In light of the receipt of the dissenters' notice, the companies mutually agreed to postpone their respective shareholder meetings while the companies attempted to negotiate a restructuring of the Mergers that is acceptable to each of the companies and in the best interests of their respective shareholders. As of the date hereof, the Company and National Media are still attempting to negotiate a restructuring of the Mergers and have not yet rescheduled their respective special meetings. There can be no assurances that the companies will successfully be able to negotiate such a restructuring, or if negotiated, that such Mergers will be consummated.

     Chief Executive Officer. Mr. Gene McCaffery and Quantum Direct have entered into a three year employment agreement pursuant to which Mr. McCaffery will serve as Quantum Direct's Chief Executive Officer with a base salary of $500,000 during the first year, $525,000 during the second year, and $550,000 during the third year. The agreement also provides for bonus salary of up to 100% of the base salary, which may be earned only upon Quantum Direct meeting certain operating income, revenue and stock performance criteria. In addition, pursuant to the agreement, Mr. McCaffery is being issued stock options to acquire 800,000 shares of Quantum Direct's common stock, $.01 par value, with an exercise price equal to $3.375 per share, the last trading price of the Common Stock on March 30, 1998. The exercise price of such options will be adjusted to the last trading price of Quantum Direct's common stock on the first day it trades, to the extent such price is lower than $3.375. In the event the Mergers are not consummated, the Company and Mr. McCaffery have agreed to enter into an employment agreement on substantially the same terms pursuant to which Mr. McCaffery would become the Chief Executive Officer of the Company.

     Annual Meeting. The Company did not hold a 1997 Annual Meeting of Shareholders due to the pending nature of the Mergers. As a result of the postponement of the Company's special shareholders meeting to vote on the Mergers, the Company has scheduled its 1998 Annual Meeting of Shareholders for June 2, 1998 (the "Annual Meeting"). Accordingly, the Annual Meeting will address the Company's performance for both the 1997 and 1998 fiscal years and this Proxy Statement contains disclosures for both years.

                                     VOTING

VOTING OF PROXIES

     All shares of the Common Stock which are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and are not revoked, will be voted at such meeting and any adjournments thereof in accordance with the instructions indicated on such proxy. If no instructions are indicated, proxies will be voted:

          (1) FOR approval of Proposal Number 1 to elect five nominees as directors of the Company.

          (2) FOR approval of Proposal Number 2 to approve the ValueVision International, Inc. 1997 Director Stock Option Plan (the "1997 Director Plan").

          (3) FOR approval of Proposal Number 3 to approve Amendment No. 1 to the ValueVision International, Inc. 1994 Executive Stock Option and Compensation Plan (the "1994 Executive Plan") to increase the number of shares issuable under such Plan from 2,000,000 to 2,400,000.

     If any other matters are properly presented at the meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. Management of the Company will not use proxies voted against a proposal to vote for adjournment in order to permit additional solicitation.

RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM

     Only shareholders of record at the close of business on April 24, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournments thereof. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

VOTES REQUIRED; EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

     The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present in person or by proxy and entitled to vote on each Proposal is required to approve each Proposal, provided that the total vote cast on each Proposal represents at least 50% of all shares of the Common Stock entitled to vote on each Proposal. A shareholder who abstains with respect to a Proposal is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder who does not give authority to a Proxy to vote on the Proposal shall not be considered present and entitled to vote on the Proposal. Accordingly, broker non-votes will not affect the outcome of the vote on a Proposal, provided that the total vote cast on such Proposal represented at least 50% of all shares of the Common Stock entitled to vote thereon.

REVOCABILITY OF PROXIES

     The presence at the Annual Meeting of a shareholder will not revoke his or her proxy. However, a proxy may be revoked with respect to any matter at any time before the proxy is voted on such matter by delivering to an officer of the Company written notice of such revocation or a duly executed new proxy. Such written notice of revocation or duly executed new proxy will be effective upon filing with an officer of the Company, either prior to or at the Annual Meeting; however, a revocation or new proxy will not affect a vote on any matter that was cast prior to such filing. All written notices of revocation and other communications with respect to the revocation of proxies should be delivered to ValueVision International, Inc., 6740 Shady Oak Road, Eden Prairie, MN 55344-3433, Attention: Corporate Secretary, or may be hand-delivered to an officer of the Company at the Annual Meeting.

BOARD OF DIRECTORS RECOMMENDATIONS

     The Board of Directors recommend a vote FOR approval of Proposal Number 1 to elect five nominees as directors of the Company, FOR approval of Proposal Number 2 to approve the 1997 Director Plan and FOR approval of Proposal Number 3 to approve Amendment No. 1 to the 1994 Executive Plan.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

     As of the Record Date, the Company had outstanding 26,780,778 shares.

     The following table sets forth certain information regarding the beneficial ownership of securities of the Company as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each of the directors and nominees for election to the Board of Directors of the Company, (iii) the Chief Executive Officer and each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. Each shareholder possesses sole voting and investment power with respect to the shares of the Common Stock listed opposite the holder's name except as otherwise indicated herein.

                                                       NUMBER OF SHARES
                  NAME AND ADDRESS                    BENEFICIALLY OWNED       PERCENT
                  ----------------                    ------------------       -------
Snyder Capital Management, Inc.(1)..................      3,847,100             14.4
  350 California Street
     San Francisco, CA 94104
Merchant Partners LP(2).............................      1,526,414              5.7
  4200 Piney Grove Road
     Glyndon, MD 21071
Robert L. Johander(3)...............................      1,806,911              6.6
  6740 Shady Oak Road
     Eden Prairie, MN 55344
Nicholas M. Jaksich(4)..............................      1,741,762              6.4
  6740 Shady Oak Road
     Eden Prairie, MN 55344
Robert J. Korkowski(5)..............................        219,816                *
Marshall S. Geller(6)...............................        169,600                *
Edward A. Karr(7)...................................        170,000                *
Michael L. Jones(8).................................        115,000                *
David T. Quinby(9)..................................         11,000                *
Stuart R. Romenesko(10).............................         72,000                *
Paul D. Tosetti(11).................................         25,000                *
All directors and executive officers as a group
  (eleven persons)(12)..............................      4,345,089             15.2

-------------------------
  *  Less than 1%

 (1) Based upon information contained in the Schedule 13G of Snyder Capital Management, Inc. dated February 19, 1998.

 (2) Based upon information contained in the audited Financial Statements of Merchant Partners LP as of December 31, 1997.

 (3) Such shares include 437,632 shares beneficially owned by Mr. Johander in his capacity as General Partner to the Robert L. Johander Limited Partnership. Includes 7,200 shares owned by Mr. Johander's wife for the benefit of his children, as to which shares Mr. Johander disclaims beneficial ownership. Includes 600,000 shares that are exercisable or will become exercisable within 60 days.

 (4) Such shares include 423,632 shares beneficially owned by Mr. Jaksich in his capacity as General Partner to the Nicholas M. Jaksich Limited Partnership. Includes 600,000 shares that are exercisable or will become exercisable within 60 days.

 (5) Includes 100,000 shares that are exercisable or will become exercisable within 60 days.

 (6) Includes 160,000 shares that are exercisable or will become exercisable within 60 days.

 (7) Includes 160,000 shares that are exercisable or will become exercisable within 60 days.

 (8) Represents 115,000 shares that are exercisable or will become exercisable within 60 days.

 (9) Includes 10,000 shares that are exercisable or will become exercisable within 60 days.

(10) Represents 72,000 shares that are exercisable or will become exercisable within 60 days.

(11) Represents 25,000 shares that are exercisable or will be exercisable within 60 days.

(12) Includes 1,856,000 shares that are issuable upon exercise of stock options exercisable or will become exercisable within 60 days and includes 7,200 shares as to which the reporting persons disclaim beneficial ownership.

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

     Five directors will be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and shall have qualified, or his or her earlier resignation or removal. All of the persons listed below have consented to serve as a director, if elected. The Board of Directors proposes for election the nominees listed below:
--------------------------------------------------------------------------------

ROBERT L. JOHANDER                                       Director since 1990
                                                         Age 52

Mr. Johander is a founder of the Company, and has served as Chairman of the Board and Chief Executive Officer of the Company since June 1990. Mr. Johander's experience in television home shopping began in 1984 as president of Telethon Marketing Company, where he was responsible for the creation, production, and management of national cable television home shopping programs, which were subsequently acquired by C.O.M.B. Co. ("C.O.M.B."), a Minneapolis-based mail order liquidator of consumer merchandise. In early 1986, Mr. Johander, as General Manager of C.O.M.B.'s Value Network, conceived and managed the launch of Cable Value Network, a joint-venture television home shopping network formed by C.O.M.B. and several national cable television system operators. In 1987, C.O.M.B. changed its name to CVN Companies, Inc. ("CVN") which was subsequently acquired by QVC Network, Inc. and Mr. Johander was appointed internal consultant to the Chairman of the Board of CVN, in which capacity he served until June 1989.
--------------------------------------------------------------------------------

NICHOLAS M. JAKSICH                                      Director since 1990
                                                         Age 53

Mr. Jaksich is a founder of the Company, and has served as President and Chief Operating Officer and as a director of the Company since June 1990. From February 1984 to June 1986, Mr. Jaksich was Vice President, Distribution and Operations for Lillian Vernon Corporation, a national direct-mail merchandising firm. In July 1986, Mr. Jaksich joined C.O.M.B. to assist in the launch of its television activities. His responsibilities included the direct day-to-day supervision of television production and merchandising activities, the development of various television order response, inventory, and sales tracking systems, and supervision of on-air hosts. In 1987, Mr. Jaksich succeeded Mr. Johander as divisional Senior Vice President of CVN Television, a division of CVN.
--------------------------------------------------------------------------------

ROBERT J. KORKOWSKI                                      Director since 1993
                                                         Age 57

Mr. Korkowski has been a director of the Company since May 1993. From 1989 to 1996, Mr. Korkowski was the Senior Vice President of Finance and a Director of Opus Corporation, a privately held real estate developer and construction company. From 1986 to 1989 Mr. Korkowski was the Vice President and Chief Financial Officer of National Computer Systems, Inc., a publicly-held information system company based in Minneapolis. From 1974 to 1986, Mr. Korkowski was Executive Vice President and Chief Financial Officer of G. Heileman Brewing Company.
--------------------------------------------------------------------------------

MARSHALL S. GELLER                                       Director since 1993
                                                         Age 59

Mr. Geller has been a director of the Company since May 1993 and Vice Chairman of the Board since August 1994. Mr. Geller is currently the Chairman, CEO, and Founding Partner of Geller & Friend Capital Partners, Inc., which was formed in November 1995. From 1991 to October 1995, Mr. Geller was the Senior Managing Partner and founder of Golenberg and Geller, Inc., a merchant banking investment company. From 1988 to 1990, he was Vice-Chairman of Gruntal & Company, a New York Stock Exchange investment banking firm. Prior to 1988, Mr. Geller spent 21 years with Bear Stearns & Co., an investment banking firm, where he was the Managing Partner in charge of all areas of Corporate Finance, Public Finance, Institutional

Equities & Debt for Bear Stearns' offices in Los Angeles, San Francisco, Chicago and Hong Kong. Mr. Geller was Interim President and Chief Operating Officer of Players International, Inc., and now serves on their Board and is Chairman of their Investment Committee. Mr. Geller also serves on the Boards of the following companies: Ballantyne of Omaha, Inc., iMALL, Inc., Datalink System Corporation, Cabletel Communications Corporation, Arc International, and Lone Wolf International, Inc.
--------------------------------------------------------------------------------

PAUL D. TOSETTI                                          Director since 1996
                                                         Age 43

Mr. Tosetti has been a director of the Company since August 1996 and is a partner in the Los Angeles office of the law firm of Latham & Watkins, a position he has held since 1989. Mr. Tosetti has been associated with Latham & Watkins since 1982, and is Chairman of that firm's Mergers and Acquisitions group and a member of its Corporate Department. His principal areas of practice specialization are mergers and acquisitions and corporate finance.
--------------------------------------------------------------------------------

     All shares represented by proxies will be voted FOR the election of the foregoing nominees unless a contrary choice is specified. If one or more of these nominees become unable or unwilling to serve at the time of the Annual Meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominees designated by the Board of Directors or, if none, the size of the Board of Directors will be reduced accordingly. The Board of Directors does not anticipate that any nominee will be unavailable or unable to serve.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain summary information with respect to compensation earned during the fiscal years ended January 31, 1998, 1997, 1996 and 1995 for the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers who were serving as executive officers on January 31, 1998 and 1997, and whose salary and bonus exceeded $100,000 during the fiscal years ended January 31, 1998 and 1997:

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                                                               COMPENSATION
                                                                                               ------------
                                                                                                  AWARDS
                                                          ANNUAL COMPENSATION                  ------------
                                             ----------------------------------------------     SECURITIES
                                             FISCAL                          OTHER ANNUAL       UNDERLYING
       NAME AND PRINCIPAL POSITION            YEAR     SALARY     BONUS     COMPENSATION(1)    OPTIONS/SARS
       ---------------------------           ------    ------     -----     ---------------    ------------
                                                         ($)       ($)            ($)              (#)
Robert L. Johander.......................     1998     293,750        --         6,000                --
  Chief Executive Officer                     1997     237,500        --         6,000                --
  and Chairman of the Board                   1996     181,442        --         6,000                --
                                              1995     125,000        --         6,000                --
Nicholas M. Jaksich......................     1998     293,750        --         6,000                --
  Chief Operating Officer                     1997     237,500        --         6,000                --
  and President                               1996     165,635        --         6,000                --
                                              1995     115,000        --         6,000                --
Edward A. Karr...........................     1998     160,831        --         5,400                --
  Executive Vice President                    1997     153,125        --         5,400                --
  Merchandising & Programming                 1996     134,231        --         5,400           100,000
                                              1995     125,000        --         3,150            50,000
Stuart R. Romenesko......................     1998     167,212    32,500         5,400            50,000
  Senior Vice President Finance,              1997     123,654    30,000         5,400            10,000
  Chief Financial Officer, Treasurer          1996     115,000        --         5,400            40,000
  and Assistant Secretary                     1995      83,333        --         2,700            30,000

David T. Quinby..........................     1998     140,000    50,000         5,400            50,000
  Vice President General Counsel              1997          --        --            --                --
  and Secretary                               1996          --        --            --                --
                                              1995          --        --            --                --
Michael L. Jones.........................     1998     120,000        --         5,400                --
  Vice President, Television                  1997     120,000        --         5,400                --
  Broadcasting                                1996     120,000        --         5,400                --
                                              1995     108,462        --         3,150           115,000

-------------------------
(1) Automobile allowance

OPTION GRANTS DURING FISCAL YEARS ENDED JANUARY 31, 1998 AND 1997

     The following table sets forth information with respect to options to purchase shares of the Common Stock granted during the fiscal years ended January 31, 1998 and 1997 to each of the executive officers in the Summary Compensation Table above. No stock appreciation rights ("SARs") were granted to any of the persons listed on the table below during fiscal 1998 and 1997.

                   OPTION/SAR GRANTS IN LAST TWO FISCAL YEARS
                              (INDIVIDUAL GRANTS)

                                                                                                           POTENTIAL
                                                                                                       REALIZABLE VALUE
                                                                                                       AT ASSUMED ANNUAL
                                                                                                        RATES OF STOCK
                                        NUMBER OF      PERCENT OF TOTAL                               PRICE APPRECIATION
                                        SECURITIES      OPTIONS/ SARS                                     FOR OPTION
                                        UNDERLYING        GRANTED TO       EXERCISE OR                      TERM($)
                              FISCAL   OPTIONS/SARS      EMPLOYEES IN      BASE PRICE    EXPIRATION   -------------------
            NAME               YEAR    GRANTED (#)      FISCAL YEAR(1)      ($/SH)(2)     DATE(2)      5% ($)    10% ($)
            ----              ------   ------------   ------------------   -----------   ----------    ------    -------
Robert L. Johander..........   1998           --                0%              --              --         --         --
                               1997           --                0%              --              --         --         --
Nicholas M. Jaksich.........   1998           --                0%              --              --         --         --
                               1997           --                0%              --              --         --         --
Edward A. Karr..............   1998           --                0%              --              --         --         --
                               1997           --                0%              --              --         --         --
Stuart R. Romenesko.........   1998       50,000             19.2%            3.88        03/01/07    121,848    308,788
                               1997       10,000              2.1%            5.75        09/04/06     36,161     91,640
David T. Quinby.............   1998       50,000             19.2%            4.63        02/01/07    145,432    368,553
                               1997           --                0%              --              --         --         --
Michael L. Jones............   1998           --                0%              --              --         --         --
                               1997           --                0%              --              --         --         --

-------------------------

(1) Percentage calculations in this column are based solely on the number of options granted to employees of the Company and do not take into account options granted to non-employee consultants or directors of the Company.

(2) Options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant and vest over a five year term in increments of 20% each on the anniversary of the date of grant. Such options will expire five years after vesting.

(3) The amounts shown in these columns are the result of calculations at assumed annual rates required by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

     The following table sets forth information with respect to the unexercised options held by each of the executive officers named in the Summary Compensation Table above, as of January 31, 1998 and 1997. None of such persons exercised any options during fiscal 1998 or fiscal 1997.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                     NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                         OPTIONS/SARS                     OPTIONS/SARS
                                                      AT JANUARY 31, (#)               AT JANUARY 31, ($)
                                        FISCAL    ---------------------------    ------------------------------
                 NAME                    YEAR     (EXERCISABLE/UNEXERCISABLE)    (EXERCISABLE/UNEXERCISABLE)(1)
                 ----                   ------    ---------------------------    ------------------------------
Robert L. Johander....................   1998            600,000/150,000                        0/0
                                         1997            450,000/300,000                        0/0
Nicholas M. Jaksich...................   1998            600,000/150,000                        0/0
                                         1997            450,000/300,000                        0/0
Edward A. Karr........................   1998            160,000/90,000                         0/0
                                         1997            140,000/110,000                 2,500/3,750
Stuart R. Romenesko...................   1998            57,000/73,000                          0/0
                                         1997            50,000/30,000                          0/0
David T. Quinby.......................   1998            10,000/40,000                          0/0
                                         1997                     0/0                           0/0
Michael L. Jones......................   1998            115,000/0                              0/0
                                         1997            115,000/0                              0/0

---------------------
(1) The dollar amount represents the positive spread between the exercise price of the options and the closing price per share of the Common Stock on the Nasdaq National Market of $3.75 and $4.625 on January 31, 1998 and 1997, respectively.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with each of Robert L. Johander and Nicholas M. Jaksich which expire on January 31, 1999. Effective July 1, 1995, the annual base salaries for Messrs. Johander and Jaksich were $220,000 and $200,000 respectively. Messrs. Johander and Jaksich are eligible to receive discretionary bonuses, as determined by the Board of Directors. Their base salaries will be increased by 5% annually, or by a higher amount if the Company achieves certain pre-tax net income goals. The base salaries of both Messrs. Johander and Jaksich were increased to $237,500 on January 31, 1996, due to the Company achieving minimum pre-tax income of at least $7.25 million, for the fiscal year ended on such date (the "Fiscal 1996 Net Income Goals"). The base salaries of both Messrs. Johander and Jaksich were increased to $293,750 on January 31, 1997, due to the Company achieving minimum pre-tax income of at least $8.5 million, for the fiscal year ended on such date (the "Fiscal 1997 Net Income Goals"). The base salaries of both Messrs. Johander and Jaksich were increased to $350,000 on January 31, 1998, due to the Company achieving minimum pre-tax income of at least $11.75 million in the fiscal year ending on such date (together with the fiscal 1996 and 1997 Net Income Goals, the "Net Income Goals"). Messrs. Johander and Jaksich cannot be terminated except for disability or cause. Messrs. Johander and Jaksich have agreed not to compete in the television home shopping business or in any other business in which the Company has engaged during the six months prior to the employee's termination, during the term of the employment agreement and for the period ending (i) one year after the expiration of the employment agreement and any extension thereof, (ii) two years after termination for cause due to a willful failure to perform under the terms of the employment agreement, or (iii) five years after termination for any other reason other than cause, including the employee's voluntary termination.

     In September 1993 and in connection with entering into employment agreements with Messrs. Johander and Jaksich, the Company granted to each of Messrs. Johander and Jaksich options to purchase 500,000 shares of the Common Stock at $15.00 (in excess of the then fair market value) per share exercisable until January 31, 2002 and 500,000 shares of the Common Stock at $25.00 (in excess of the then fair market value) per share exercisable until January 31, 2005 on each of January 31, 1995, 1996, 1997, 1998 and 1999 if the Company achieved certain pre-tax income goals, as defined. In the event that the Company fails to achieve a Net Income Goal in any year, Messrs. Johander and Jaksich will vest in the options attributable to such "missed" year if in a subsequent year the Company's pre-tax net income is greater than or equal to such subsequent year's Net Income Goal plus the Net Income Goal for the missed year. In August 1995, pursuant to an independent compensation study, the Compensation Committee, consisting of non-employee Directors, recommended and with the approval of the Board of Directors, approved and repriced the exercise price of the granted options with original exercise prices of $15.00 and $25.00 per share to $8.50 and $10.50 per share (in excess of the then fair market value), respectively. In addition, the number of shares available per each respective grant was reduced from 500,000 to 375,000 options and the options vest and become exercisable at the earlier of meeting the Net Income Goal or in September 2003, assuming that either of Messrs. Johander or Jaksich is still an employee of the Company. The Board of Directors repriced the exercise price of the options granted because the Board of Directors believed that, due to the decline in the Company's stock price since the grant of the options, the options did not provide sufficient long-term stock based incentive and such incentive would be provided by the repricings. The Board of Directors believes that the option grants with deferred vesting to executive officers are important in retaining executive officers and providing them with incentives consistent with the shareholders' objectives for appreciation in the value of the Company's stock.

     On September 1, 1995 the Company entered into an employment agreement with Edward A. Karr (the "Karr Employment Agreement") and continuing on a full-time basis for a period of thirty-six (36) months. Pursuant to the Karr Employment Agreement, the Company has agreed to pay Mr. Karr $150,000 annually, reimburse him for reasonable and necessary business expenses, pay him a monthly car allowance of $450 and granted him options to purchase 100,000 shares of the Common Stock. Mr. Karr has agreed not to compete with the Company in the television home shopping business for a period of thirty-six (36) months following termination of Mr. Karr's employment by the Company.

     On February 1, 1997, the Company entered into an employment agreement with David T. Quinby (the "Quinby Employment Agreement") and continuing on a full-time basis for a period of twenty-four (24) months. Pursuant to the Quinby Employment Agreement, the Company has agreed to pay Mr. Quinby $140,000 annually, reimburse him for reasonable and necessary business expenses, pay him a monthly car allowance of $450 and granted him options to purchase 50,000 shares of the Common Stock. Mr. Quinby is also eligible to receive discretionary bonuses. Pursuant to the Quinby Employment Agreement, Mr. Quinby has agreed not to compete with the Company in the television home shopping and direct marketing businesses for a period of six (6) months following termination of Mr. Quinby's employment by the Company.

     If the Mergers are consummated, certain terms of Messrs. Johander's and Jaksich's employment contracts will become effective and new employment agreements with Messrs. Romenesko and Quinby will become effective. For a summary of the terms of these new agreements, see "The Merger -- Interests of Certain Persons in the Merger -- Employment Agreements" in the Joint Proxy Statement/Prospectus of the Company and National Media dated March 16, 1998.

  DIRECTOR COMPENSATION

     For the fiscal year ended January 31, 1997, the Company paid non-employee directors a $20,000 annual retainer (paid quarterly on a pro rata basis), plus $1,000 for each board of directors and committee meeting attended, and $750 for each board of directors and committee meeting in which such director participated by telephone. The Company also reimburses directors for costs and expenses they incur to attend board of directors and committee meetings. The Company did not pay any cash compensation or issue any stock options to the director named by Montgomery Ward & Co., Incorporated ("Montgomery Ward"). During fiscal 1998, Montgomery Ward's right to name a director was terminated. On September 4, 1996 the Company granted Mr. Paul D. Tosetti options to purchase 25,000 shares of the Common Stock at an exercise price of $5.75 per share (the market price of the stock on the business day immediately preceding the date of grant). Such options vested on September 4, 1997 and expire on September 4, 2002.

     Effective March 3, 1997, to reflect the outside directors' increasing role in evaluating strategic opportunities intended to enhance shareholder value, the annual retainer to be paid to Messrs. Geller and Korkowski was increased to $125,000 and $30,000, respectively, and the Company granted Messrs. Geller, Korkowski and Tosetti options to purchase 37,500, 37,500 and 75,000 shares, respectively, of the Common Stock at an exercise price of $4.5625 per share (the market price of the stock on the business day immediately preceding the date of grant). Such options vest the earlier of (i) the eighth anniversary of the date of grant, (ii) one-third ( 1/3) each when the Common Stock has a closing (last trade) price for twenty consecutive trading days at or above $6.25, $7.25 and $8.25, respectively, provided that such vesting shall be limited to one-third
( 1/3) in any twelve-month period measured by the anniversary date of the date of the option grant, or (iii) when the Common Stock has a closing (last trade) price for sixty consecutive trading days at or above $8.25. These options were issued under and are contingent upon approval by the shareholders of the 1997 Director Plan. See "Item 2: Proposal to Approve the ValueVision International, Inc. 1997 Director Stock Option Plan."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1998 and fiscal 1997, the Company's Compensation Committee consisted of two nonemployee directors, Paul D. Tosetti and Marshall S. Geller. Mr. Tosetti is a partner at Latham & Watkins, a law firm that provides legal services to the Company.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives generally have been made by the Compensation Committee. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the compensation policies for the Company and its subsidiaries for the years ended January 31, 1998 and 1997 as they affected the Company's executive officers.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Executive compensation is set at levels that the Compensation Committee believes to be consistent with others in the Company's industry.

     The four elements in the Company's executive compensation program, all determined by individual and corporate performance, are base salary compensation, annual incentive compensation, stock options and miscellaneous benefits and perquisites (consisting primarily of a car allowance and customary life and health benefits). Total compensation opportunities are generally competitive with those offered by employers of comparable size, growth and profitability in the Company's industry.

     Base salary compensation is determined by the potential impact the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job. Annual incentive compensation for executives of the Company is based primarily on corporate operating results and revenue growth and the Company's positioning for future results, but also includes an overall assessment of executive management's performance, as well as market conditions. Awards of stock grants under the Company's Second Amended 1990 Stock Option Plan (the "Stock Option Plan") and the 1994 Executive Plan are designed to promote the identity of long-term interests between the Company's executives and its shareholders and assist in the retention of executives. The Stock Option Plan also permits the granting of stock options to key personnel. Options become exercisable based upon criteria established by the Company. During the fiscal year ended January 31, 1997, stock options to acquire 10,000 shares of the Common Stock were granted to Mr. Stuart
R. Romenesko, the Company's Senior Vice President Finance,

Chief Financial Officer, Treasurer and Assistant Secretary. During the fiscal year ended January 31, 1998, stock options to acquire 50,000 shares of the Common Stock were each granted to Mr. David T. Quinby, the Company's Vice President, General Counsel and Secretary, and Mr. Romenesko. Messrs. Quinby and Romenesko were the only named executive officers to receive any stock options during fiscal 1998 and 1997.

     The Compensation Committee surveys employee stock option programs of companies with similar capitalization to the Company prior to recommending the grant of options to executives. While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Common Stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year. The Board of Directors believes that the option grants with deferred vesting to executive officers are important in retaining executive officers and providing them with incentives consistent with the shareholders' objections for appreciation in the value of the Common Stock.

     The Compensation Committee established a compensation structure and entered into an employment agreement with Mr. Johander that provided for a base salary and the granting of stock options. The contract provided for (i) a base salary of $293,750 for the year ended January 31, 1998, and the vesting of 75,000 options exercisable at $8.50 and 75,000 options exercisable at $10.50, based on achieving a pretax income of at least $8,500,000, and (ii) a base salary of $237,500 for the year ended January 31, 1997, and the vesting of 75,000 options exercisable at $8.50 and 75,000 options exercisable at $10.50, based on achieving a pretax income of at least $7,250,000. As the Company exceeded these targets for the years ended January 31, 1998 and January 31, 1997, the base salary was increased and the options mentioned were vested. The Compensation Committee believes that the continued growth, expansion and profitability of the Company during fiscal 1998 and 1997 was due in large part to Mr. Johander's efforts.

     In 1993, Section 162(m) of the Internal Revenue Code was adopted which, beginning in 1994, imposed an annual deduction limitation of $1.0 million on the compensation of certain executive officers of publicly traded companies. The Company does not believe that the Section 162(m) limitation will materially affect the Company in the near future as of date, no executive officer of the Company has received compensation that is nearing $1 million per year.


                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          MARSHALL S. GELLER

                                          PAUL D. TOSETTI

STOCK PERFORMANCE GRAPH

     The line-graph set forth below compares the cumulative, six-year, total shareholder return to the Company's shareholders (based on appreciation of the market price of the Common Stock) on an indexed basis with (i) a broad equity market index and (ii) an appropriate published industry or line-of-business index, or peer group index constructed by the Company. The presentation compares the Common Stock price in the period from January 31, 1992 to January 31, 1998, to the Nasdaq National Market stock index and to a "peer group" index created by the Company over the same period. The "peer group" index consists of the common stock of: Damark International, Inc., Land's End, Inc., Hanover Direct, Inc., Lillian Vernon Corp., National Media Corporation and Fingerhut Companies, Inc. These corporations are involved in various aspects of direct marketing to consumers industry. In each case, the cumulative return is calculated assuming an investment of $100 on January 31, 1992, and reinvestment of all dividends.

                                                                                           NASDAQ
                                                    VALUEVISION                            STOCK
               Measurement Period                  INTERNATIONAL,         PEER            MARKET-
             (Fiscal Year Covered)                      INC.             GROUP               US
1/92                                                    100               100               100
1/93                                                    209               108               113
1/94                                                    852               171               130
1/95                                                    348                97               124
1/96                                                    426                92               175
1/97                                                    322               106               230
1/98                                                    261               160               272

                              CERTAIN TRANSACTIONS

Management Indebtedness

     As of April 30, 1998, the Company had loaned $343,000 to Robert L. Johander, the Company's Chief Executive Officer and Chairman, in the form of eight promissory notes. The promissory notes bear interest at 5.63% and are due one year after each date of issuance. Such loans were utilized by Mr. Johander for personal purposes. As collateral for the promissory notes, Mr. Johander has pledged shares of the Common Stock owned directly by Mr. Johander. As of April 30, 1998, principal and accrued interest thereon of approximately $361,000 was due the Company by Mr. Johander and such amount represents the largest aggregate amount of indebtedness outstanding since the beginning of the Company's last fiscal year.

     As of April 30, 1998, the Company had loaned $550,000 to Nicholas M. Jaksich, the Company's President and Chief Operating Officer, in the form of two promissory notes. The first promissory note of $50,000 in principal was due May 15, 1997, bears interest at 6.80% and has been extended until May 15, 1998. Mr. Jaksich has pledged stock as collateral against the note. The second promissory note of $500,000 in principal bears interest at 5 7/8% and is due the earlier of November 20, 2002 or when Mr. Jaksich requests and is permitted to sell shares of the Common Stock which are pledged to secure such indebtedness. Such loans were utilized by Mr. Jaksich in the purchase of his home. The second promissory note is secured by a security interest in certain shares of the Common Stock owned by Mr. Jaksich and by a mortgage on certain real property. As of April 30, 1998, principal and accrued interest thereon of approximately $632,000 was due the Company by Mr. Jaksich and such amount represents the largest aggregate amount of indebtedness outstanding since the beginning of the Company's last fiscal year.

Other Relationships

     Paul D. Tosetti, a director of the Company, is a partner at Latham & Watkins, a law firm that has provided legal services to the Company.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during fiscal 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during fiscal 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except with respect to Paul D. Tosetti, a director of the Company, and Gary Kazmer, a former executive officer of the Company, each of who filed one late report.

                               PROPOSAL NUMBER 2:
            PROPOSAL TO APPROVE THE VALUEVISION INTERNATIONAL, INC.
                        1997 DIRECTOR STOCK OPTION PLAN.

     On March 4, 1997, the Board of Directors approved the granting of stock options to the Company's three non-employee directors, Marshall S. Geller, Robert J. Korkowski and Paul D. Tosetti, to acquire 37,500, 37,500 and 75,000 shares, respectively, of the Common Stock (the "Director Options"). The Director Options will be governed by the 1997 Director's Plan, which has been approved by the Board of Directors but which is subject to shareholder approval. A complete text of the 1997 Director Plan is set forth as Exhibit A to this Proxy Statement. The following summary of the 1997 Director Plan is qualified in its entirety by reference to the complete text.

General

     The purposes of the 1997 Director Plan are to enhance shareholder value and to advance the interests of the Company by granting stock options to its non-employee directors to reflect their increasing role in the evaluation of strategic opportunities for the Company and to increase their ownership stake in the Common Stock. The 1997 Director Plan provides that Board of Directors of the Company shall administer the plan.

     The number of shares of the Common Stock which may be issued under the 1997 Director Plan may not exceed 150,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. All such shares were issued pursuant to the Director Options, which issuances are subject to approval of the 1997 Director Plan by shareholders of the Company. Such shares represent less than 1.0% of the outstanding shares of the Common Stock on April 24, 1998. On April 24, 1998, the last sale price of the Common Stock as reported by NASDAQ national Market was $3.5625 per share. As of April 24, 1998, the market value of the 150,000 shares issued under the 1997 Director Plan was $534,375, while the aggregate exercise price of such shares was $684,375.

Stock Options

     Under the 1997 Director Plan, the Board of Directors may grant non-qualified stock options to non-employee directors of the Company on the date of grant to purchase shares of the Common Stock from the Company. The 1997 Director Plan confers on the Board of Directors discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable, provided that the purchase price may not be less than the fair market value of the shares subject to the option on the business day immediately preceding the date of grant. The term of a non-qualified option may not exceed 13 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option. The option price must be paid in cash at the time of exercise.

     The Director Options issued under the 1997 Director Plan each have an exercise price of $4.5625 per share, the fair market value of the stock on the business day immediately preceding the date of grant. Such options vest the earlier of (i) the eighth anniversary of the date of grant, (ii) one-third (1/3) each when the Common Stock has a closing (last trade) price for twenty consecutive trading days at or above $6.25, $7.25 and $8.25, respectively, provided that such vesting shall be limited to one-third (1/3) in any twelve-month period measured by the anniversary date of the date of the option grant, or (iii) when the Common Stock has a closing (last trade) price for sixty consecutive trading days at or above $8.25.

Amendment of the 1997 Director Plan

     The 1997 Director Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the 1997 Director Plan as it may deem advisable; provided, however, that without the approval of the Company's shareholders no amendment shall be made which: (a) increases the maximum number of shares of the

Common Stock which may be subject to stock options granted under the plan (other than as provided in Section 4.1, as appropriate); or (b) extends the term of the plan; or (c) otherwise materially increases the benefits accruing to participants under the plan. Except as otherwise provided, termination or amendment of the 1997 Director Plan shall not, without the consent of a participant, affect such participant's rights under any stock option previously granted to such participant.

Federal Income Tax Consequences

     When a non-qualified stock option granted pursuant to the 1997 Director Plan is exercised, the non-employee director will realize ordinary income measured by the difference between the aggregate purchase price of the shares of the Common Stock as to which the option is excised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the non-employee director is required to treat as ordinary income.

Voting Information

     The Board of Directors recommends a vote FOR Proposal Number 2. All shares represented by proxies will be voted FOR Proposal Number 2 unless a contrary choice is specified. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present in person or by proxy and entitled to vote on Proposal Number 2 is required for its approval, provided that the total vote cast on Proposal Number 2 represents at least 50% of all shares of the Common Stock entitled to vote on Proposal Number 2.

                               PROPOSAL NUMBER 3:

                      PROPOSAL TO APPROVE AMENDMENT NO. 1
                     TO THE VALUEVISION INTERNATIONAL, INC.
               1994 EXECUTIVE STOCK OPTION AND COMPENSATION PLAN
                   TO INCREASE THE NUMBER OF SHARES ISSUABLE
                  UNDER SUCH PLAN FROM 2,000,000 TO 2,400,000.

     As announced by the Company on March 30, 1998 and as described above under "Recent Developments -- Chief Executive Officer", Gene McCaffery has entered into an Employment Agreement with Quantum Direct pursuant to which, among other things, he became its Chief Executive Officer and was granted options to acquire 800,000 shares of Quantum Direct common stock. The Company is also a party to such employment agreement, pursuant to which the Company may be required to issue to Mr. McCaffery options to acquire 800,000 shares of the Common Stock should he become the Company's Chief Executive Officer in the event that the Mergers are not consummated. The 1994 Executive Plan, which was approved on August 17, 1994 by the Company's shareholders and Board of Directors, currently has 400,000 shares available to be issued pursuant to options under such plan. The Board of Directors believes that it is in the best interests of the Company to amend the 1994 Executive Plan to increase the number shares remaining to be issued under the plan by 400,000 shares (the "Additional Shares") so that an aggregate of 800,000 shares will be available under options that may be necessary to be issued to Mr. McCaffery. The proposed Amendment and a complete text of the 1994 Executive Plan are set forth as Exhibit B and Exhibit C, respectively, to this Proxy Statement. The brief summary of the 1994 Executive Plan which follows is qualified in its entirety by reference to the complete text.

General

     The purpose of the 1994 Executive Plan is the increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract and retain executive officers and to put a substantial portion of such executive officer's compensation at risk to motivate such executive employees.

     The 1994 Executive Plan provides that a committee (the "Committee"), composed of at least two members of the board of directors of the Company who are "disinterested persons" within the meaning of Rule 16b-3 of the 1934 Act and are "outside directors" within the mean of Section 162(m) of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder the (the "Code"), may grant Incentives to employees in the following forms: (i) stock options; (ii) stock appreciation rights ("SARs"); (iii) stock awards; (iv) restricted stock; (v) performance shares; and (vi) cash awards. Incentives may be granted only to executive officers of the Company selected from time to time by the Committee.

     The number of shares of Common Stock which may be issued under the 1994 Executive Plan currently may not exceed 2,000,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. As of April 24, 1998, 1,600,000 shares had been issued under the 1994 Executive Plan, leaving 400,000 shares available for future issuance. The remaining shares available represent approximately 1.5% of the outstanding shares of the Common Stock on April 24, 1998. Approximately seven persons were eligible to receive shares under the 1994 Executive Plan as of April 24, 1998, however, if the Mergers are not consummated, it is currently contemplated that all remaining shares together with the Additional Shares would be issued pursuant to options granted to Mr. McCaffery. On April 24, 1998, the last sale price of the Common Stock as reported by NASDAQ National Market was $3.5625 per share, and the market value of the 400,000 shares remaining under the 1994 Executive Plan was $1,425,000.

Stock Options

     Under the 1994 Executive Plan, the Committee may grant non-qualified and incentive stock options to eligible executive officers to purchase shares of the Common Stock from the Company. The 1994 Executive Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable, provided that the purchase price may not be less than the fair market value of the shares subject to the option of the date of grant. No 1994 Executive Plan participant may receive any combination of options and SARs with respect to more than one million (1,000,000) shares of the Common Stock under the plan. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related SAR. The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option. Any of a participant's options or SARs that are terminated or canceled shall count against the participant's individual share limit.

     The option price may be paid in cash, check, bank draft or by delivery of shares of the Common Stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of the Common Stock valued at their fair market value or as otherwise authorized by the Committee. The 1994 Executive Plan also permits the successive, simultaneous exercise of stock options.

     In the event that an optionee ceases to be an executive officer of the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of executive officer status shall expire at the time or times established by the Committee.

Stock Appreciation Rights

     A stock appreciation right or an "SAR" is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. An SAR may be granted with respect to any stock option granted under the 1994 Executive Plan, or alone, without reference to any stock option. An SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

     The 1994 Executive Plan confers on the Committee discretion to determine the number of shares as to which an SAR will relate as well as the duration and exercisability of an SAR. No participant may receive any combination of SARs and options with respect to more than one million (1,000,000) shares of the Common Stock under the Plan. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of an SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, and SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

     Upon exercise of an SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of the Common Stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of the Common Stock on the exercise date exceeds (i) in the case of an SAR related to a stock option, the purchase price of the shares under the option or
(ii) in the case of an SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of the Common Stock, cash, or any combination of Common Stock and cash.

Restricted Stock

     Restricted stock consists of the sale or transfer by the Company to an eligible executive officer of one or more shares of the Common Stock which are subject to restrictions on their sale or other transfer by the executive officer. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among executive officers and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and other requirements of the 1994 Executive Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

Stock Awards

     Stock awards consist of the transfer by the Company to an eligible executive officer of shares of the Common Stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Committee.

Performance Shares

     Performance shares consist of the grant by the Company to an eligible employee of a contingent right to receive cash or payment of shares of the Common Stock. The performance shares shall be paid in shares of the Common Stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

Cash Awards

     A cash award consists of a monetary payment made by the Company to an eligible employee as additional compensation for his services to the Company. Payment may depend on the achievement of specified performance objectives. The amount of any monetary payment constituting a cash award shall be determined by the Committee.

Non-Transferability of Most Incentives

     No stock option, SAR, performance share or restricted stock granted under the 1994 Executive Plan will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent an distribution. During a holder's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

Amendment of the 1994 Executive Plan

     The Board of Directors may amend or discontinue the 1994 Executive Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (i) change or impair, without the consent of the recipient thereof, and Incentive previously granted, (ii) increase the maximum number of shares of the Common Stock which may be issued to all employees under the 1994 Executive Plan, (iii) change or expand the types of Incentives that may be granted under the 1994 Executive Plan, (iv) change the class of persons eligible to receive Incentives under the 1994 Executive Plan, or (v) materially increase the benefits accruing to participants. Certain 1994 Executive Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the 1994 Executive Plan, or change the requirements for eligibility under the 1994 Executive Plan.

Federal Income Tax Consequences

     Under existing Federal income tax provisions, an employee who receives a stock option or performance shares or an SAR under the 1994 Executive Plan or who purchases or receives shares of restricted stock under the 1994 Executive Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes in the year such Incentive is granted. An employee who receives a stock award under the 1994 Executive Plan consisting of shares of the Common Stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares of the Common Stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. An employee who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of cash will be deductible by the Company.

     When a non-qualified stock option granted pursuant to the 1994 Executive Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate purchase price of the shares of the Common Stock as to which the option is excised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

     Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then (i) no income will be recognized to the optionee upon the exercise of the option;
(ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

     The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the less of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

     If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

     When a stock appreciation right granted pursuant to the 1994 Executive Plan is exercised, the employee will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he is entitled to receive pursuant to the formula described above, and the Company will be entitled to a deduction in the same year and in the same amount.

     An employee who receives restricted stock or performance shares subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk or forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of the Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. An employee may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of the Common Stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

Voting Information

     The Board of Directors recommends a vote FOR Proposal Number 3. All shares represented by proxies will be voted FOR Proposal Number 3 unless a contrary choice is specified. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present in person or by proxy and entitled to vote on Proposal Number 3 is required for its approval, provided that the total vote cast on Proposal Number 3 represents at least 50% of all shares of the Common Stock entitled to vote on Proposal Number 3.

                           PROPOSALS OF SHAREHOLDERS

     All proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders of the Company must be received by the Company at its executive offices on or before January 5, 1999.

                                 OTHER MATTERS

Board of Directors and Committees

     The Board of Directors held ten meetings during fiscal 1998 and three meetings during fiscal 1997. John Workman, the Montgomery Ward nominee to the Board of Directors until his resignation in October 1997, missed more than 25% of the meetings held in each fiscal 1998 and fiscal 1997.

     The Company's audit committee consisted of Mr. Korkowski, Mr. Workman and Mr. Tosetti in fiscal 1998 and 1997, until Mr. Workman's resignation in October 1997 (at which time the committee's size was reduced to two). The audit committee held one meeting during fiscal 1998 and two meetings during fiscal 1997. The audit committee recommends to the board the engagement of the independent accountants, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors, and reviews the adequacy of the Company's system of internal accounting controls.

     The Company's executive committee consisted of Mr. Johander, Mr. Geller and Mr. Korkowski in both fiscal 1998 and fiscal 1997, but did not formally meet in either fiscal year. The executive committee reviews and recommends to the board strategic alternatives for the Company.

     The Company's compensation committee, which consisted of Messrs. Geller and Tosetti in fiscal 1998 and 1997, held one meeting in fiscal 1998 and no formal meetings in fiscal 1997. The compensation committee reviews the Company's remuneration policies and practices, makes recommendations to the board in connection with the compensation matters concerning the Company.

Independent Accountants

     Arthur Andersen LLP has been the independent accountant for the Company since 1990. Representatives of Arthur Andersen LLP will attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer questions of the shareholders.

Solicitation

     The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter. The Company intends to use the services of Beacon Hill Partners, Inc. to aid in the solicitation of proxies at an anticipated fee of $2,000 plus reasonable expenses.

     The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          VALUEVISION INTERNATIONAL, INC.

                                          ROBERT L. JOHANDER
                                          Robert L. Johander
                                          Chairman of the Board and
                                          Chief Executive Officer

                                   EXHIBIT A

                        VALUEVISION INTERNATIONAL, INC.
                        1997 DIRECTOR STOCK OPTION PLAN

1. PURPOSE OF THE PLAN

     The purposes of the 1997 Director Stock Option Plan (the "Plan") are to enhance shareholder value and to advance the interests of ValueVision International, Inc. (the "Company") by granting stock options to its non-employee directors to reflect their increasing role in the evaluation of strategic opportunities for the Company and to increase their ownership stake in the Company's Common Stock.

2. GENERAL PROVISIONS

     2.1 Definitions

     As used in the Plan:

        (a) "Board of Directors" means the Board of Directors of the Company.

        (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

        (c) "Common Stock" means the Company's common stock, $.01 par value.

        (d) "Fair Market Value" means, with respect to a specific date, the last reported sale price of the Common Stock on the Nasdaq National Market, and in the absence of any sale on such day, the Fair Market Value as determined in good faith by the Board of Directors on the basis of such quotations and other considerations as the Board of directors deems appropriate.

        (e) "Nasdaq National Market" means the Nasdaq National Market tier of The Nasdaq Stock Market.

        (f) "Participant" means a person to whom a Stock Option has been granted under the Plan.

        (g)"Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

        (h) "Share" means shares of the Common Stock.

        (i) "Stock Option" means a stock option granted under the Plan which is intended not to qualify as an "incentive stock option" under Section 422 of the Code.

        (j) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

     2.2 Administration of the Plan

        (a) The Plan shall be administered by the Board of Directors. The Board of Directors shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Board of Directors of any provisions of the Plan or of any Stock Option shall be final, binding and conclusive.

        (b) The Board of Directors may act only by a majority of its members then in office; however, the Board of Directors may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Board of Directors.

        (c) No member of the Board of Directors shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Board of Directors against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

     2.3 Effective Date

     The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by the affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at an annual meeting of the shareholders of the Company or at a special meeting of the shareholders of the Company expressly called for such purposes, or any adjournments thereof. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted thereunder shall become null and void.

     2.4 Duration

     If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan remain in effect for a period of thirteen (13) years following its adoption by the Board of Directors.

     2.5 Shares Subject to the Plan

     The maximum number of shares which may be subject to Stock Options granted under the Plan shall be 150,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1, as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose.

     2.6 Amendments

     The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable; provided, however, that without the approval of the Company's shareholders no amendment shall be made which:

        (a) increases the maximum number of shares which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1, as appropriate); or

        (b) extends the term of the Plan; or

        (c) otherwise materially increases the benefits accruing to Participants under the Plan; or

     Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Option previously granted to such Participant.

     2.7 Participants and Grants

     Stock Options under this Plan may be granted by the Board of Directors to directors who are not employees of the Company on the date of grant. Subject to the award limit provided in Section 3.1 and the limitations of Section 2.5, the Board of Directors may grant Stock Options to purchase such number of shares as the Board of Directors may, in its sole discretion, determine. In granting Stock Options under the Plan, the Board of Directors, on an individual basis, may vary the number of Stock Options as between Participants and may grant Stock Options to a Participant in such amounts as the Board of Directors may determine in its sole discretion. The Board of Directors may amend or waive any term or condition of any Stock Option, including any condition to the exercisability of any such Stock Option, and no such amendment or waiver shall in any way diminish the effectiveness of such Stock Option as granted on its date of grant, as so amended or as so modified by any waiver, or constitute the grant of a new Stock Option.

3. STOCK OPTIONS

     3.1 General

     All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine.

     3.2 Purchase Prices and Vesting Terms

     In its discretion, the Board of Directors may (i) establish a purchase price per share at which a Stock Option may be issued pursuant to the Plan, provided however, that such price shall not be less than the Fair Market Value of a share of Common Stock on the business day immediately preceding the date the Stock Option is granted, and (ii) establish the vesting terms pursuant to which the Stock Option is exercisable.

     3.3 Period

     The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than thirteen (13) years from the date of grant thereof.

     3.4 Exercise Upon Death

     If a Participant dies while the Stock Option remains in effect, the Stock Option may be exercised (to the extent that Participant shall have been entitled to do so on the day of his death) by the legatee or legatees of Participant under his will, or by his personal representatives or distributees, at anytime within ninety (90) days after his death. Upon the expiration of such ninety (90) day period, or, if earlier, upon the expiration date of the Stock Option as set forth in Paragraph 3.2 hereof, the Stock Option shall become null and void.

     3.5 Method of Exercising Stock Option

     Subject to the terms and conditions of this Agreement, the Stock Option may only be exercised by written notice to the Company. Such notice shall state the election to exercise the Stock Option and the number of shares in respect of which it is being exercised, and shall be signed by the person or person so exercising the Stock Option. Such notice shall either: (a) be accompanied by payment of the full purchase price of such shares, in which event the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received; or (b) fix a date (not less than five (5) nor more than ten (10) business days from the date such notice shall be received by the Company) for the payment of the full purchase price of such shares against delivery of a certificate or certificates representing such shares. Payment of such purchase price shall, in either case, be made by certified or cashier's check payable to the order of the Company. All shares that shall be purchased upon the exercise of the Stock Option as provided herein shall be fully paid and non-assessable.

     3.6 Immediate Acceleration of Stock Options Upon Change in Control

     Notwithstanding any provision contained herein, or any other agreement relating hereto to the contrary, the Stock Options granted pursuant to this Plan will become exercisable immediately if any of the following events occur, unless otherwise determined by the Board of Directors and a majority of the Incumbent Members (as defined below) or unless and to the extent that the exercise of the Option would result in the application of the provisions of Section 280G of the Internal Revenue Code of 1986, as amended:

          (a) Any person, as defined in Sections 3(a)(9) and 13(d)(3) of the Act, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated pursuant to the Act) directly or indirectly, of 30% or more of combined voting power of the Company's then outstanding securities; or

          (b) The occurrence within any twelve-month period of a change in the Board of Directors of the Company with the result that the Incumbent Members (as defined below) do not constitute a majority of the Board of Directors. "Incumbent Members" in respect of any twelve-month period, shall mean the members of the Board on the date immediately preceding the commencement of such twelve-month period, provided that any person becoming a Director during such twelve-month period whose election or nomination for election was supported by a majority of the Directors who, on the date of such election or nomination for election, comprised the Incumbent Members shall be considered one of the Incumbent Members in respect to such twelve-month period; or (c) the shareholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

4. MISCELLANEOUS PROVISIONS

     4.1 Adjustments Upon Changes in Capital Structure

     If all or any portion of the Option shall be exercised subsequent to any Share dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization, or liquidation occurring after the date hereof, as a result of which shares of any class shall be issued in respect of outstanding shares, or shares shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising the Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which, if shares (as authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per Share set forth in paragraph 2 hereof) and had not been disposed of, such person or persons would be holding, at the time of such exercise, as a result of such purchase and all such shared dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, or liquidations; provided, however, that no fractional Share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional Share not issued.

     4.2 Non-Transferability

     The Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Stock Option may be exercised, during the lifetime of Participant, only by Participant. More particularly (but without limiting the generality of the foregoing), the Stock Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Stock Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Stock Option shall be null and void and without effect.

     4.3 Withholding

     The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Board of Directors, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such

Participant, upon such terms and conditions as the Board of Directors shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Board of Directors for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

     4.4 Compliance with Law and Approval of Regulatory Bodies

     No Stock Option, shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of the Nasdaq Stock Market and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Board of Directors shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Board of Directors may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

     4.5 No Right to Continuation as a Director

     Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue as a Director of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the Participant as a Director of the Company at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

     4.6 Abandonment of Options

     A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.

     4.7 Severability

     If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

     4.8 Interpretation of the Plan

     Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

     4.9 Use of Proceeds

     Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

     4.10 Construction of Plan

     The place of administration of the Plan shall be in the State of Minnesota, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Minnesota.

                                   EXHIBIT B

                        VALUEVISION INTERNATIONAL, INC.
                     AMENDMENT NO. 1 TO THE 1994 EXECUTIVE
                       STOCK OPTION AND COMPENSATION PLAN

     The number "2,000,000" is deleted from the first sentence of Section 5.1 of the 1994 Executive Stock Option and Compensation Plan and is replaced with the number "2,400,000." As amended, Section 5.1 reads as follows:

     5.1. Limited Number of Shares. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock of the Company ("Common Stock") that may be issued under the Plan shall not exceed two million four hundred thousand (2,400,000) shares of Common Stock. No executive officer may receive any combination of stock purchase options and SARs with respect to more than one million (1,000,000) shares of Common Stock under the Plan, subject to adjustment as provided in Section 11.6.

     With the exception of the foregoing, the Plan remains in full force and effect.

                                   EXHIBIT C

                        VALUEVISION INTERNATIONAL, INC.
               1994 EXECUTIVE STOCK OPTION AND COMPENSATION PLAN

     1. PURPOSE. The purpose of the ValueVision International, Inc. 1994 Executive Stock Option and Compensation Plan (the "Plan") is to advance the interests of ValueVision International, Inc. (the "Company") and its shareholders by furnishing a variety of economic incentives ("Incentives") designed to attract and retain executive officers and to put a substantial portion of such executive employees' compensation at risk to motivate such executive officers.

     2. ADMINISTRATION. The plan shall be administered by a committee of the board of directors of the Company (the "Committee"). The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act") and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the "Code"). The board of directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to determine whether any previously granted Incentives have vested or earned (as the case may be), to interpret the Plan, to amend the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

     3. PARTICIPATION. Each executive officer of the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. Participation by executive officers of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee.

     4. TYPES OF INCENTIVES. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options under Code
Section 422A and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); (e) performance shares (section 9); and (f) cash awards (section
10).

     5. SHARES SUBJECT TO THE PLAN.

          5.1. Limited Number of Shares. Subject to adjustment as provided in
     Section 11.6, the number of shares of Common Stock of the Company ("Common Stock") that may be issued under the Plan shall not exceed two million (2,000,000) shares of Common Stock. No executive officer may receive any combination of stock purchase options and SARs with respect to more than one million (1,000,000) shares of Common Stock under the Plan, subject to adjustment as provided in Section 11.6.

          5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitations on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also agree to the cancellation of stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be cancelled.

     Notwithstanding the foregoing, any of a participant's options or SARs that are terminated or cancelled shall continue to be counted against the participant's individual share limit under Section 5.1.

          5.3. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares or shares previously purchased by the Company.

     6. STOCK OPTIONS. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          6.1. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

          6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to the limits of
     Section 5 and adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR was granted in conjunction with or related to the stock option.

          6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the participant's right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

          6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at their Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option sufficient shares of Common Stock to constitute payment of all or any part of the option price, which shares shall be valued for this purpose at their Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

          6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422A of the Code):

             (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.

             (b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

             (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the stockholders.

             (d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

             (e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

             (f) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

     7. STOCK APPRECIATION RIGHTS. A stock appreciation right ("SAR") is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option); or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

          7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to the limits of Section 5.1 and adjustment as provided in Section
     11.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion and at the same time that the holder of the option exercises the related stock option.

          7.2. Duration. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

          7.3. Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

          7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934
     Act), the number of shares of Common Stock that are issuable upon the exercise of an SAR shall be determined by dividing:

             (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

             (b) the Fair Market Value of a share of Common Stock on the exercise date.

          In lieu of issuing shares of Common Stock upon the exercise of an SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     8. STOCK AWARDS AND RESTRICTED STOCK. A "stock award" consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of "restricted stock" consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant, as determined by the Committee. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

          8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

          8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

          8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

             (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse upon such event or events, or at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

             (b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment during any period in which such shares are subject to restrictions; and

             (c) such other conditions or restrictions as the Committee may deem advisable.

          8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

           The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1994 Executive Stock Option and Compensation Plan of ValueVision International, Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

          8.5. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

          8.6. Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property (other than Common Stock) with respect to shares of restricted stock shall be paid to the participant currently. Any dividends payable in the form of Common Stock, with respect to a participant's restricted stock, shall be paid in the form of restricted stock subject to the same restrictions and forfeitures as the participant's existing restricted stock.

     9. PERFORMANCE SHARES. A "performance share" consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

          9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash as determined by the Committee. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

          9.2. Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment (if any) of shares of Common Stock with respect to an award.

          9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends that may be paid or other rights that may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

          9.4. Expiration of Performance Share. If any participant's employment with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

     10. CASH AWARDS. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his or her services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individual participants. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

     The Committee has approved cash award incentives under the Plan for each of Robert L. Johander, the Company's Chief Executive Officer and Chairman of the Board, Nicholas M. Jaksich, the Company's President and a director of the Company, in the form of increases in their base salaries to occur if the following objectives are met. The base salaries of both Messrs. Johander and Jaksich will be increased to $181,250, $237,500, $293,750 and $350,000 on
January 31, 1995, 1996, 1997 and 1998, respectively, if the Company has achieved minimum pre-tax income of at least $2 million, $5.25 million, $8.5 million and $11.75 million in the respective fiscal years ending on such dates.

     11. GENERAL.

          11.1. Effective Date. The Plan shall take effect on the date of adoption of the Plan by the Board of Directors, subject to the condition that the Plan is approved by the affirmative vote of the holders of a majority of the voting stock of the Company at the first annual meeting of stockholders held after the date hereof. If such stockholder approval is not obtained, all Incentives granted under the Plan shall be void, except for any immediate cash awards, granted without other future conditions. Incentives may be granted under the Plan at any time after adoption of the Plan by the Board of Directors.

          11.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or have been terminated under the terms of the Plan, and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date on which this Plan was adopted by board of directors, or the date of approval by the stockholders, whichever is earlier.

          11.3. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof except, in the event of the holder's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Incentive may be exercised only by him or her, or by his or her guardian or legal representative.

          11.4. Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

          11.5. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          11.6. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievement of performance share objectives, shall be equitably adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be equitably adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

          11.7. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

          11.8. Withholding.

             (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

             (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

             (c) If a participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

          11.9. No Continued Employment or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, the employee's beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

          11.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

          11.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock that may be issued to any or all participants under the Plan, (c) materially increase the benefits that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

          11.12. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance share objectives shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Board of Directors of the Company, any of the following events occur unless otherwise determined by the board of directors and a majority of the Continuing Directors (as defined below):

             (1) any person or group of persons becomes the beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors;

             (2) a majority of the members of the board of directors of the Company is replaced within the period of less than two years by directors not nominated and approved by the board of directors; or

             (3) the stockholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

          For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of the Company.

          For purposes of this Section 11.12, "Continuing Directors" are directors (a) who were in office prior to the time any of provisions (1),
     (2) or (3) occurred or any person publicly announced an intention to acquire 20% or more of any equity security of the Company; (b) directors in office for a period of more than two years; and (c) directors nominated and approved by the Continuing Directors.

          11.13. Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined by reference to the last sale price of a share of Common Stock on the principal United States Securities Exchange registered under the 1934 Act on which the Common Stock is listed (the "Exchange") or, if not so listed, on the National Association of Securities Dealers, Inc. Automatic Quotation System (including the National Market System) ("NASDAQ") on the trading day immediately preceding the date the Incentive is granted. If the Exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on the Exchange or NASDAQ, as applicable.

[FORM OF PROXY CARD]


--------------------------------------------------------------------------------
      PROXY                                                          PROXY
                        VALUEVISION INTERNATIONAL, INC.
                 PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS

The undersigned, a shareholder of ValueVision International, Inc., hereby appoints Robert L. Johander, Nicholas M. Jaksich and Stuart R. Romenesko, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Shareholders of ValueVision International, Inc. to be held at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343 on Tuesday, June 2, 1998 at 9:00 a.m., and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon the matters set forth herein. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, the proxies will vote FOR all proposals and at their discretion on any other business as may properly come before the meeting.

The undersigned hereby revokes all previous proxies relating to the Shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

                          To be Signed on Reverse Side

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(1) Election of Directors: Nominees: Robert L. Johander, Nicholas M. Jaksich,
    Marshall S. Geller, Robert J. Korkowski and Paul D. Tosetti.

    [ ]  FOR all nominees  [ ]  WITHHOLD All Nominees  [ ]  FOR all nominees, except vote withheld from the following nominees

      ------------------------------------------------------------------------------------------------------------------------

(2) Proposal to approve the 1997 Director Stock Option Plan.

                                       [ ]  FOR                              [ ]  OPPOSE

(3) Proposal to approve Amendment No. 1 to the 1994 Executive Stock Option and Compensation Plan to increase the number of shares issuable under such Plan from 2,000,000 to 2,400,000.

                                       [ ]  FOR                              [ ]  OPPOSE

(4) Upon such other business as may properly come before the meeting or any adjournments thereof.

                                                                                      Signature(s)
                                                                                                   ---------------------------------

                                                                                      Dated                                  , 1998
                                                                                             ---------------------------------
                                                                                      NOTE: Please sign exactly as name appears
                                                                                      hereon. Joint owners should each sign.
